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                                                                    Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated
February 23, 2001 in the Registration Statement (Form S-1 No. 333-     ) and
related Prospectus of StemCells, Inc. for the registration of up to 10,350,000 shares of its common stock.

                                          /s/ ERNST & YOUNG LLP

Palo Alto, California
May 23, 2001